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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2003

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6305 El Camino Real, Carlsbad, California	92009
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (760) 931-5500

Not Applicable.
(Former name or former address, if changed since last report.)

Item 5. Other Events.

        On May 2, 2003, Dot Hill Systems Corp. (the "Company") announced it has converted all of its outstanding shares of preferred stock into 1,846,153 shares of common stock. The press release dated May 2, 2003 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

99.1	Press release of Dot Hill Systems Corp. dated May 2, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.
	By:	/s/ PRESTON ROMM Preston Romm Chief Financial Officer, Treasurer and Secretary
Date: May 2, 2003

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INDEX TO EXHIBITS

99.1	Press release of Dot Hill Systems Corp. dated May 2, 2003.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS